                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.       )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                       SL GREEN REALTY CORP.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             SL GREEN REALTY CORP.
                              420 Lexington Avenue
                         New York, New York 10170-1881

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 14, 2002

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of SL Green Realty Corp. (the "Company") will be held on
May 14, 2002 at 10:00 a.m. (E.S.T.) at the Grand Hyatt New York Hotel, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York, for the following purposes:

    1. To elect two Class II directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

    2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002;

    3. To approve the Company's Amended 1997 Stock Option and Incentive Plan, as amended; and

    4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

    The Board of Directors has fixed the close of business on March 19, 2002 as the record date for determining the common stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, $.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten calendar days prior to the Annual Meeting, between the hours of 8:30 a.m. and 4:30 p.m. (E.S.T.), at our corporate offices located at 420 Lexington Avenue, New York, New York 10170-1881. You may arrange to review this list by contacting Andrew S. Levine, the Secretary of the Company.

    You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. In addition, common stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                                  BY ORDER OF THE BOARD OF DIRECTORS
                                                  [LOGO]
                                                  ANDREW S. LEVINE
                                                  SECRETARY

New York, New York
March 27, 2002

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY CARD.

                             SL GREEN REALTY CORP.
                              420 Lexington Avenue
                         New York, New York 10170-1881
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 14, 2002
                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SL Green Realty Corp. (the "Company") for use at the 2002 Annual Meeting of Stockholders of the Company to be held on May 14, 2002, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, common stockholders will be asked (1) to vote upon the election of two Class II directors of the Company, (2) to ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002, (3) to approve the Company's Amended 1997 Stock Option and Incentive Plan, as amended, and (4) to consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are first being sent to common stockholders on or about March 27, 2002. The Board of Directors has fixed the close of business on March 19, 2002 as the record date for the determination of common stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 30,034,439 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

    The presence, in person or by proxy, of holders of record of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of record of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of the Class II directors. The affirmative vote of the holders of record of a majority of all of the votes cast at the Annual Meeting at which a quorum is present is required for the ratification of the Company's auditors, the approval of the Company's Amended 1997 Stock Option and Incentive Plan, as amended, and the approval of any other matters properly presented at the Annual Meeting for stockholder approval, provided that, with respect to the approval of the Company's Amended 1997 Stock Option and Incentive Plan, as amended, the number of votes cast represents a majority of the outstanding shares of Common Stock. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast." Broker "non-votes," or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such person does not have discretionary voting power, will be treated in the same manner as abstentions for routine matters. However, for purposes of the vote on the approval of the Company's Amended 1997 Stock Option and Incentive Plan, as amended, an abstention or a broker non-vote will have the effect of a vote against the proposal, unless holders of record of a majority of the outstanding shares of Common Stock cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

    COMMON STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED AT OR PRIOR TO THE ANNUAL MEETING WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED IN THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002 AND FOR THE APPROVAL OF THE COMPANY'S AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A common stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Annual Meeting. Any common stockholder of record as of the Record Date attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the presence (without further action) of a common stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

    The Company's 2001 Annual Report, including financial statements for the fiscal year ended December 31, 2001, has been mailed to stockholders concurrently with the mailing of this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of five members and is divided into three classes, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. The term of one class expires at each annual meeting of stockholders.

    At the Annual Meeting, two directors will be elected to serve until the 2005 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Marc Holliday and John S. Levy to serve as the Class II directors (the "Nominees"). The Nominees are currently serving as the Class II directors of the Company. The Board of Directors anticipates that each Nominee will serve, if elected, as a director. However, if either Nominee is unable to accept election, proxies voted in favor of the particular Nominee will be voted for the election of such other person or persons as the Board of Directors may recommend.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

INFORMATION REGARDING THE NOMINEES AND THE CONTINUING DIRECTORS

    The following table and biographical descriptions set forth certain information as of March 19, 2002 with respect to each Nominee for election as a Class II director at the Annual Meeting and the continuing directors whose terms expire at the annual meetings of stockholders in 2003 and 2004, respectively, based upon information furnished to the Company by each director.

                                                                           AMOUNT AND NATURE OF
                                                               DIRECTOR   BENEFICIAL OWNERSHIP OF   PERCENT OF
NAME                                                  AGE       SINCE        COMMON STOCK (1)       TOTAL (2)
----                                                --------   --------   -----------------------   ----------
CLASS II NOMINEE DIRECTORS (TERMS TO EXPIRE IN
  2005)
Marc Holliday.....................................     35        2001              515,001              1.6%
John S. Levy......................................     66        1997               18,662                *
CLASS III CONTINUING DIRECTORS (TERMS EXPIRE IN
  2003)
John H. Alschuler, Jr.............................     53        1997               18,662                *
Stephen L. Green..................................     63        1997            2,515,785(3)           7.8%
CLASS I CONTINUING DIRECTOR (TERM EXPIRES IN 2004)
Edwin Thomas Burton, III..........................     59        1997               18,662                *

------------------------------

*   Less than 1% of class.

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that such person has the right to acquire pursuant to the exercise of stock options exercisable within sixty days or the redemption of units (the "Units") of limited partnership interests in SL Green Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), of which the Company is the general partner (assuming the Company elects to issue Common Stock rather than pay cash upon such redemption). See "Executive Compensation" below for a discussion of the vesting of stock options granted to directors and officers. Pursuant to the terms of the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of August 20, 1997, as amended, upon a notice of redemption from a Unit holder, the Operating Partnership is obligated to redeem Units for cash or, at the option of the Company, on a one-for-one basis for shares of Common Stock.

(2) As of March 19, 2002, 30,034,439 shares of Common Stock were outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by each person, any share of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days or pursuant to the redemption of Units (assuming the Company elects to issue Common Stock rather than pay cash upon redemption) is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 2,140,784 Units.

CLASS II NOMINEES FOR ELECTION--TERMS TO EXPIRE IN 2005

    MARC HOLLIDAY joined the Company as Chief Investment Officer in July, 1998 and was promoted to President on April 1, 2001. In December 2001, Mr. Holliday was appointed to the Board of Directors to fill the vacancy created by the resignation of Benjamin P. Feldman from the Board in November 2001.
Mr. Holliday's responsibilities include developing corporate strategies to increase stockholder value and long-term capital planning. Mr. Holliday has been the main architect behind the Company's focused business plan that featured the repositioning and strategic upgrading of the portfolio to larger avenue properties with higher quality tenants, while at the same time driving exceptionally strong earnings performance and growth in stockholder value.
Mr. Holliday implemented this plan by overseeing a diversified strategy involving selective acquisitions and dispositions coupled with a successful joint venture initiative and structured finance program. Under Mr. Holliday's investment guidance, the Company has grown to be one of the largest owners of commercial office properties in Manhattan. Prior to joining the Company, he was Managing Director and Head of Direct Originations for New York-based Capital Trust (NYSE:CT). From 1991 to 1997, Mr. Holliday served in various management positions, including Senior Vice President at New York-based Victor Capital Group, a private real estate investment bank specializing in advisory services, investment management and debt and equity placements. Mr. Holliday received a B.S. degree in Business and Finance from Lehigh University in 1988, as well as an M.S. degree in Real Estate Development from Columbia University in 1990.

    JOHN S. LEVY has served as a director of the Company since 1997 and serves on the Audit Committee and Compensation Committee of the Board of Directors.
Mr. Levy is a private investor. He also serves as a director of the Bear Stearns Funds. Mr. Levy was associated with Lehman Brothers Inc. (or its corporate predecessors) from 1983 until 1995. During that period, Mr. Levy served as Managing Director and Chief Administrative Officer of the Financial Services Division, Senior Executive Vice President and Co-Director of the International Division overseeing the International Branch System, and Managing Partner of the Equity Securities Division, where he managed the International, Institutional, Retail and Research Departments. Prior to that period, Mr. Levy was associated with A.G. Becker Incorporated (or its corporate predecessors) from 1960 until 1983. At A.G. Becker, Mr. Levy served as Managing Director of the Execution Services Division, Vice President-Manager of Institutional and Retail Sales, Manager of the Institutional Sales Division, Manager of the New York Retail Office and a Registered Representative. Mr. Levy received a B.A. degree from Dartmouth College.

CLASS III CONTINUING DIRECTORS--TERMS EXPIRE IN 2003

    JOHN H. ALSCHULER, JR. has served as a director of the Company since 1997 and serves on the Audit Committee, the Executive Committee and the Compensation Committee of the Board of Directors. He is the President of Hamilton, Rabinowitz & Alschuler, Inc. ("HR&A") and the Partner in Charge of its New York office. HR&A is a nationally recognized consulting firm with 20 years of experience in real estate, advisory services, policy, and management consulting. Mr. Alschuler conducts a broad range consulting practice focused on the revitalization of urban communities and the construction of significant places with sound economic and social foundations. He has advised a wide range of development clients including the Alliance for Downtown New York, the New Jersey Performing Arts Center, The Guggenheim Foundation, The Related Companies, Madison Square Garden, Brookfield Properties, the Government of Kuwait, Queens West Development Corporation, Empire State Development Corporation and the State of New York, among others. He has also advised a large array of public organizations and elected officials, including the Mayor and Governor of the State of New York and a variety of State Governors across the nation on various issues, including economic development, real estate development and capital construction. Most recently, he led the advisory team that shaped former Mayor Rudolph Guiliani's and Governor George Pataki's plan for the redevelopment of Governor's Island. He currently serves as the Chief Consultant for the redevelopment of the Brooklyn Waterfront. He also assists the office of the Deputy Mayor of Washington, D.C. in the management of large scale real estate transactions. Mr. Alschuler is also an Adjunct Associate Professor at Columbia University where he teaches real estate development. Mr. Alschuler received a B.A. degree from Wesleyan University and an Ed.D. degree from the University of Massachusetts at Amherst.

    STEPHEN L. GREEN has served as the Chairman and member of the Executive Committee of the Board of Directors and Chief Executive Officer of the Company since 1997. Mr. Green founded S.L. Green Real Estate in 1980. Since then, he has been involved in the acquisition of over 50 Manhattan office buildings containing in excess of twenty million square feet. Today, the Company is the second largest non-institutional owner of office buildings in New York City, with interests in 25 properties comprising over 10 million square feet of space. Mr. Green is an at-large member of the Executive Committee of the Board of Governors of the Real Estate Board of New York ("REBNY") and has previously served as Chairman of REBNY's Tax Committee. He currently serves as a member on the Boards of Directors of the Starlight Foundation and Street Squash.
Mr. Green received a B.A. degree from Hartwick College and a J.D. degree from Boston College Law School.

CLASS I CONTINUING DIRECTOR--TERM EXPIRES IN 2004

    EDWIN THOMAS BURTON, III has served as a director of the Company since 1997 and serves as Chairman of the Audit Committee, and is a member of the Compensation Committee. Mr. Burton is a member, and from 1997 until March 2001 served as Chairman of the Board of Trustees, of the Investment Advisory

Committee of the Virginia Retirement System ("VRS") for state and local employees of the Commonwealth of Virginia. Mr. Burton served as the Chairman of the VRS Special Committee on the sale of RF&P Corporation, a $570 million real estate company. Since 1988, he has served as a professor of economics at the University of Virginia. Mr. Burton has served as a director of Virginia National Bank since 1998 and is currently Chairman of its Compensation Committee. From 1994 until 1995, Mr. Burton served as Senior Vice President, Managing Director and member of the Board of Directors of Interstate Johnson Lane, Incorporated, an investment banking firm where he was responsible for the Corporate Finance and Public Finance Divisions. From 1987 to 1994, Mr. Burton served as President of Rothschild Financial Services, Incorporated (a subsidiary of
Rothschild, Inc. of North America), an investment banking company headquartered in New York City that is involved in proprietary trading, securities lending and other investment activities. Mr. Burton also serves as a consultant to numerous companies on investment strategy and investment banking. Mr. Burton served on the Board of Directors of Capstar, a publicly traded hotel company, and SNL Securities, a private securities data company. He has held various teaching positions at York College, Rice University and Cornell University and has written and lectured extensively in the field of economics. Mr. Burton received a B.A. degree and an M.A. degree in economics from Rice University and a Ph.D. degree in economics from Northwestern University.

BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    MICHAEL W. REID joined the Company in February, 2001 as Chief Operating Officer. Mr. Reid oversees finance, capital markets activity, investor relations and corporate administration. Prior to joining the Company, Mr. Reid was a Managing Director at Lehman Brothers in the Global Real Estate Department. While at Lehman Brothers, Mr. Reid headed the Real Estate Group's Equity Practice from 1993. In this capacity, he led the Company's initial public offering in 1997 and was involved in over $7 billion in equity offerings, including ten lead managed initial public offerings for a diverse group of real estate companies. In over 17 years of investment banking, Mr. Reid had also been involved in over $8 billion in mortgage and unsecured debt transactions, as well as a full range of strategic and corporate advisory assignments. From 1984 to 1987, Mr. Reid worked at The First Boston Corporation where he worked on asset sales, mortgage financings, leasing and strategic advisory. From 1982 to 1984, Mr. Reid worked at Landauer Associates where he worked in the Marketing Division specializing in leasing. Mr. Reid received a B.A. from Yale University in 1975 and a Master of Divinity from Yale University in 1978. Mr. Reid is 48 years old.

    GERARD T. NOCERA currently serves as Executive Vice President/Director of Real Estate of the Company. He is responsible for all capital projects, leasing programs and the management of all properties owned and managed by the Company. He also served as Executive Vice President-Director of Leasing for the Company from 1997 to 2001 and for SL Green Properties, Inc. from 1991 to 1997. During those periods, Mr. Nocera was responsible for the development and implementation of all marketing and leasing programs for the properties owned and managed by the Company. Prior to joining the Company, Mr. Nocera worked as a Promotional Broker for seven years as well as working for the Cohen Brothers as a New York landlord representative. Mr. Nocera is a member of the Real Estate Board of New York and the YMWREA. Mr. Nocera received a B.A. degree from Duquesne University. Mr. Nocera is 45 years old.

    THOMAS E. WIRTH has served as Chief Financial Officer of the Company since June 1999 and joined the Company in 1997 as Vice President-Finance. Prior to joining the Company, from 1995 to 1997, Mr. Wirth was Vice President of Financial Reporting and Analysis for Greenwich, Connecticut-based United Waste System, Inc., a waste management company acquired in 1997 by USA Waste Services, Inc. Mr. Wirth also spent ten years with Ernst & Young LLP in various positions, including Senior Manager. Mr. Wirth received his B.A. degree in business management and accounting from Gettysburg College and is a licensed CPA. Mr. Wirth is 38 years old.

    ANDREW S. LEVINE has served as General Counsel, Executive Vice President and Secretary of the Company since November, 2000. Prior to joining the Company, Mr. Levine was a partner at the law firm of

Pryor, Cashman, Sherman & Flynn, LLP. Mr. Levine was also a partner at the firm of Dreyer & Traub. As a member of the REIT and Real Estate Transactions and Business groups at Pryor Cashman, Mr. Levine served as counsel for a diverse client base of public and private real estate companies, national retailers, REITs, private developers, investment advisers and lenders. Mr. Levine received a B.A. degree from the University of Vermont in 1980 and a J.D. degree from Rutgers School of Law in 1984. Mr. Levine is 43 years old.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Company is managed by a five member Board of Directors, a majority of whom are independent of the Company's management (the "Independent Directors"). The Board of Directors held four meetings during fiscal year 2001. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors held during 2001.

    AUDIT COMMITTEE. The Company has a standing Audit Committee, consisting of John H. Alschuler, Jr., Edwin Thomas Burton, III and John S. Levy, each of whom is "independent" within the meaning of the listing standards of the New York Stock Exchange, Inc. (the "NYSE"). The Board of Directors adopted a written charter for the Audit Committee, a copy of which was attached as Exhibit A to the Company's 2001 Proxy Statement. Information regarding the functions performed by the Audit Committee is set forth in the "Audit Committee Report" included in this annual proxy statement. The Audit Committee held eight meetings during fiscal year 2001. Each of the committee members attended at least 75% of the total number of meetings of the Audit Committee held during 2001.

    EXECUTIVE COMMITTEE. Subject to the supervision and oversight of the Board of Directors, the Executive Committee, which consists of Stephen L. Green, Marc Holliday and John H. Alschuler, Jr., has the authority to approve the acquisition, financing and disposition of investments by the Company and to authorize the execution of certain contracts and agreements, including those relating to the borrowing of money by the Company, and to exercise generally all other powers of the Board of Directors, except for those which require action by all directors or the Independent Directors under the Articles of Incorporation or Bylaws of the Company or under applicable law. The Executive Committee held four meetings during fiscal year 2001.

    COMPENSATION COMMITTEE.  The Compensation Committee, which consists of John
H. Alschuler, Jr., Edwin Thomas Burton, III and John S. Levy, makes recommendations and exercises all powers of the Board of Directors in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee also has authority to grant awards under the Company's Amended 1997 Stock Option and Incentive Plan, as amended. The Compensation Committee held one meeting during fiscal year 2001.

    The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the functions of such a committee.

DIRECTOR COMPENSATION

    Each of the Independent Directors of the Company receives an annual director's fee of $12,000. Each Independent Director also receives $1,000 for each meeting of the Board of Directors attended and $500 for each committee meeting attended, provided such committee meeting does not occur on a day on which a Board of Directors meeting is held. The annual fee is payable half in stock and half in cash each year. The meeting fees are paid in cash.

    The Chairman of the Audit Committee receives an additional annual fee of $6,000, which is payable in cash. Each Independent Director, upon initial election or appointment to the Board of Directors, receives options under the Company's Amended 1997 Stock Option and Incentive Plan, as amended, to purchase 6,000 shares of Common Stock at the market price of the Common Stock on the date of grant. In addition, under the Amended 1997 Stock Option and Incentive Plan, as amended, each Independent Director may also receive options to purchase shares of Common Stock or restricted or unrestricted stock in such amounts and subject to such terms and conditions as the Board shall from time to time in its sole discretion determine. On November 9, 2001, each Independent Director was granted options to purchase 6,000 shares of Common Stock at the market price of the Common Stock on the date of grant, all of which shall vest one year from the date of grant.

         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2002, subject to ratification of this appointment by the common stockholders of the Company. Ernst & Young LLP has served as the Company's independent auditors since the Company's formation in June 1997 and is considered by management of the Company to be well qualified. Ernst & Young LLP has advised the Company that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

                                 FEE DISCLOSURE

    AUDIT FEES

    The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during that fiscal year were $274,500. Audit related fees for public filings in connection with various property acquisitions, joint venture, operating expense and tax certiorari audits for the fiscal year were $479,000. Approximately half of the joint venture audit fees were paid by the Company's partners.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Ernst & Young LLP did not provide any services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

    ALL OTHER FEES

    The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described under "Audit Fees", for the fiscal year ended December 31, 2001 were $945,000, approximately half of which were for audit services relating to public filings in connection with a common stock offering, preparing and reviewing tax returns and assisting the Company in identifying asset classifications of its commercial real estate assets for the purpose of maximizing tax depreciation. The balance of the fees related to strategic tax planning in connection with the Company's acquisitions and dispositions and energy and steam studies and procurement programs to improve the operating performance at its properties.

    The Audit Committee has considered whether (and has determined that) the provision by Ernst & Young LLP of the services described under "All Other Fees" is compatible with maintaining Ernst & Young LLP's independence from both management and the Company.

    A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             AUDIT COMMITTEE REPORT

    THE FOLLOWING IS A REPORT BY THE COMPANY'S AUDIT COMMITTEE REGARDING THE RESPONSIBILITIES AND FUNCTIONS OF THE AUDIT COMMITTEE.

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, in accordance with its Audit Committee Charter, which the Board of Directors adopted in 2001. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for auditing the Company's financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee received the written disclosure and the letter from the independent auditors required by the Independence Standards Board Standard
No. 1, as currently in effect, discussed with the independent auditors the auditors' independence from both management and the Company and considered the compatibility of the independent auditors' provision of non-audit services to the Company with their independence.

    The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact "independent."

                                          SUBMITTED BY THE AUDIT COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Edwin Thomas Burton, III (Chairman)
                                          John H. Alschuler, Jr.
                                          John S. Levy

    PROPOSAL 3: APPROVAL OF THE AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN

    The Board of Directors and the stockholders of the Company approved the initial adoption of and subsequent amendments to the Amended 1997 Stock Option and Incentive Plan, as amended, in December 1997, March 1998 and March 1999. The Board has amended and restated the Amended 1997 Stock Option and Incentive Plan in March 2002 (a copy of which is attached hereto as Appendix A, as so amended and restated, the "Amended 1997 Stock Option and Incentive Plan") to:
(i) increase the number of shares of Common Stock of the Company authorized for issuance of grants under the Amended 1997 Stock Option and Incentive Plan by 2,750,000, to a total of 5,725,000; (ii) preclude re-pricing of options (including the cancellation and re-grants of options to effect re-pricing);
(iii) provide that no person may receive awards covering more than 700,000 shares of Common Stock per year; (iv) provide default rules regarding the effect of a termination of employment (or cessation of a business relationship);
(v) give effect to definitions of "cause" in employment and other agreements entered into by the Company; (vi) permit (but not obligate) the Board of Directors to delegate the authority to grant awards (other than to executive-level employees or individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) to the Chief Executive Officer; (vii) provide for discretionary grants of awards to directors;
(viii) provide that a transfer of employment to an affiliate or a change in status (E.G., employee to director) will not be deemed a termination of employment (or cessation of a business relationship); (ix) provide for limited transferability of nonqualified options for estate planning purposes;
(x) incorporate all previous amendments; and (xi) clarify certain other provisions. The Board has directed that the Amended 1997 Stock Option and Incentive Plan be submitted to the stockholders for their approval. Prior to the March 2002 amendment and restatement, an aggregate of 2,975,000 shares of the Company's Common Stock were authorized for issuance in connection with grants under the Amended 1997 Stock Option and Incentive Plan. As of March 19, 2002, 118,792 of such shares remained available for future grants, 2,001,228 of such shares are allocated to options previously granted but unexercised and 477,294 of such shares have been issued in connection with the exercise of options previously granted. In addition, to date, 377,686 shares of restricted stock and no shares of unrestricted stock have been awarded under the Amended 1997 Stock Option and Incentive Plan. The Company intends to register the 2,750,000 share increase on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval.

    The Board of Directors believes that approval of the amendment and restatement of the Amended 1997 Stock Option and Incentive Plan is in the best interests of the Company and its stockholders because the availability of an adequate number of shares of Common Stock reserved for issuance under the Amended 1997 Stock Option and Incentive Plan and the ability to grant stock options and make other stock-based awards thereunder to the Company's officers, directors, employees and consultants is an important factor in attracting, motivating and retaining qualified personnel and directors essential to the success of the Company.

SUMMARY OF THE PROVISIONS OF THE AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN

    The following summary of the Amended 1997 Stock Option and Incentive Plan is qualified in its entirety by the specific language of the plan, a copy of which is attached hereto as Appendix A.

    GENERAL. The purposes of the Amended 1997 Stock Option and Incentive Plan are to attract and retain the best personnel for positions of responsibility and to provide equity-based incentives to maintain and enhance the performance and profitability of the Company to officers, directors, employees and consultants whose efforts are deemed worthy of encouragement to promote the growth and success of the Company. The Amended 1997 Stock Option and Incentive Plan provides for the grant of incentive stock options within the meaning of
Section 422 of the Code to employees of the Company and for the grant of nonstatutory stock options, restricted stock and unrestricted stock to officers, directors, employees and consultants of the Company. The number of shares of Common Stock authorized for issuance under the

Amended 1997 Stock Option and Incentive Plan is 5,725,000. In the event of any stock dividend, recapitalization, subdivision or combination of shares of Common Stock, or like change in the capital structure of the Company, appropriate adjustments will be made (i) to the number of shares subject to the Amended 1997 Stock Option and Incentive Plan and the maximum number of shares that may be granted to any individual under the terms of the Amended 1997 Stock Option and Incentive Plan and (ii) to any outstanding awards (both with respect to number of shares of Common Stock or exercise price). To the extent any outstanding option under the Amended 1997 Stock Option and Incentive Plan expires or terminates prior to its exercise in full, or if any shares of restricted stock are forfeited, the shares of Common Stock underlying such option or restricted stock will be returned to the Amended 1997 Stock Option and Incentive Plan and made available for future grants.

    ADMINISTRATION. The Amended 1997 Stock Option and Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company. With respect to the participation of individuals who are subject to
Section 16 of the Exchange Act, the Amended 1997 Stock Option and Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 162(m) of the Code, the Amended 1997 Stock Option and Incentive Plan is administered in compliance with the requirements of Section 162(m) of the Code. To that end, no individual may be granted awards covering a total of more than 700,000 shares of Common Stock in any year. Subject to the provisions of the Amended 1997 Stock Option and Incentive Plan and other than with respect to the non-discretionary option grants made to the Independent Directors upon initial election or appointment to the Board ("Non Discretionary Director Options") and discretionary option, restricted stock and unrestricted stock awards made to independent directors to be determined and granted by the Board ("Discretionary Director Awards"), the Compensation Committee determines the persons to whom grants of options, and shares of restricted and unrestricted stock are to be made, the number of shares of Common Stock to be covered by each grant and all other terms and conditions of the grant. For ease of administration, the Compensation Committee may (but is not obligated to) delegate the granting of awards to employees (other than executive-level employees and individuals subject to Section 16 of the Exchange Act or
Section 162(m) of the Code) to the Chief Executive Officer. If an option (other than a Non Discretionary Director Option or a Discretionary Director Award) is granted, the Compensation Committee determines whether the option is an incentive stock option or a nonqualified stock option, the option's vesting and exercisability, the amount and type of consideration to be paid to the Company upon the option's exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and unrestricted stock awards are also determined by the Compensation Committee except with respect to Discretionary Director Awards. The Amended 1997 Stock Option and Incentive Plan, by its terms, grants each Independent Director, on his or her initial election or appointment to the Board, a nonstatutory option to purchase 6,000 shares of Common Stock at its fair market value on the date of grant, with such option vesting on the first anniversary of the date of grant. The Compensation Committee has the responsibility to interpret the Amended 1997 Stock Option and Incentive Plan and to make determinations with respect to all awards granted under the Amended 1997 Stock Option and Incentive Plan. All determinations of the Compensation Committee are final, binding and conclusive on all persons having an interest in the Amended 1997 Stock Option and Incentive Plan or in any award made under the Amended 1997 Stock Option and Incentive Plan. The costs and expenses of administering the Amended 1997 Stock Option and Incentive Plan are borne by the Company.

    ELIGIBILITY. All officers, directors, employees and consultants who in the judgment of the Compensation Committee are considered important to the future of the Company are eligible to participate in the Amended 1997 Stock Option and Incentive Plan.

    TERMS AND CONDITIONS OF OPTION GRANTS. Each option granted under the Amended 1997 Stock Option and Incentive Plan is evidenced by a written agreement between the Company and the grantee specifying the number of shares of Common Stock subject to the option and all of the other terms and conditions of the option, consistent with the requirements of the Amended 1997 Stock Option and Incentive Plan.

Dividend equivalent rights may be granted in conjunction with the grant of nonqualified options. The per share exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock on the date of the option's grant. In addition, the per share exercise price of any incentive stock option granted to a person who at the time of the grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company must be at least 110% of the fair market value of a share of Common Stock on the date of grant and such option shall expire no later than the fifth anniversary of the date of the option's grant. Options may not be awarded at a discounted price (I.E., less than fair market value on the date of the option's grant). After the Company grants an option pursuant to the Amended 1997 Stock Option and Incentive Plan, such option may not (other than pursuant to a Company-wide capital adjustment) be re-priced by the Company.

    Generally, options may be exercised by the payment of the exercise price in the form of a certified check (or the equivalent thereto), or, subject to the approval of the Compensation Committee, by personal check (subject to collection), through the tender of shares of Common Stock owned by the grantee for at least six months having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, by way of a full recourse loan or in any combination of these methods.

    Options granted under the Amended 1997 Stock Option and Incentive Plan will become exercisable at such times as may be specified by the Compensation Committee, provided that only options granted in lieu of cash compensation or bonuses may be exercisable prior to the first anniversary of the date of the option's grant. Options granted to employees generally become exercisable over a specified period subject to the grantee's continued employment or business relationship with the Company. The maximum term of options granted under the Amended 1997 Stock Option and Incentive Plan is ten years. Options are generally nontransferable by the grantee other than by will or by the laws of descent and distribution and are exercisable during the grantee's lifetime only by the grantee or his guardian or legal representative, except that, with the exception of incentive stock options, a grantee may, if permitted by the Compensation Committee in its discretion, transfer an award or any portion thereof to one or more members of the grantee's family, to trusts established for the benefit of the grantee's family members or to partnerships in which the grantee's family members are the only partners.

    TERMS AND CONDITIONS OF OTHER AWARDS. Each restricted stock award made under the Amended 1997 Stock Option and Incentive Plan is also evidenced by a written agreement between the Company and the grantee specifying the number of shares of Common Stock subject to the award and the other necessary terms and conditions, consistent with the requirements of the Amended 1997 Stock Option and Incentive Plan. If shares of restricted stock are awarded, the agreement will specify the per share grant price of the Common Stock subject to the restrictions, if any, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the grantee's continued employment by, or business relationship with, the Company. A restricted stock award may not be subject to restrictions for more than ten years after the date of grant, and a restricted stock award will expire and be automatically cancelled if the restrictions have not lapsed ten years after the date of grant. Upon settlement of the restricted stock award, occurring upon the lapse of the restrictions, the shares of Common Stock subject to the award will become immediately distributable to the participant.

    The Compensation Committee may also issue stock, alone or in tandem with other awards, under the Amended 1997 Stock Option and Incentive Plan, provided that with respect to officers, employees and consultants, such stock may be issued only in lieu of cash compensation and bonuses and with respect to Independent Directors such stock may be issued only in lieu of director fees.

    At the close of trading on March 19, 2002, the closing price of the Common Stock on the NYSE was $33.21 per share.

    CHANGE OF CONTROL PROVISIONS. The Amended 1997 Stock Option and Incentive Plan does not require automatic vesting of outstanding awards upon a change in control. In the event there is (i) any change in the shares of Common Stock by reason of a merger or consolidation of the Company with another corporation, whether or not the Company shall be the surviving corporation, (ii) a sale of all or substantially all of the stock or assets of the Company, (iii) a reorganization or liquidation of the Company (each of (i), (ii) and (iii), a "Reorganization Event") or (iv) a proposal by the Board to enter into a Reorganization Event, the Compensation Committee may provide that outstanding options will be cancelled unless exercised within a specified period (no less than 30 days) provided that the Compensation Committee simultaneously accelerates the exercisability of all unvested options. The Compensation Committee may also provide that the restrictions applicable to restricted stock awards lapse in the event of a Reorganization Event.

    TERMINATION OR AMENDMENT OF THE AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN. Unless sooner terminated, no awards may be granted under the Amended 1997 Stock Option and Incentive Plan after May 14, 2012. The Board of Directors may suspend, terminate or amend the Amended 1997 Stock Option and Incentive Plan at any time, subject to stockholder approval to the extent required by law. No amendment may be adopted that would adversely affect an outstanding option or award without the grantee's consent.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED 1997 STOCK OPTION AND
  INCENTIVE PLAN.

    The following is a brief summary of the principal Federal income tax consequences of awards under the Amended 1997 Stock Option and Incentive Plan. The summary is based upon current Federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

    A participant is not subject to Federal income tax either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the Common Stock and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of Common Stock acquired through the exercise of an incentive stock option in a "disqualifying disposition" (I.E., no disposition occurs within two years from the date of grant of the stock option nor within one year of the transfer of the Common Stock to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Common Stock, and such gain will be taxable to the participant as gain from the sale of a capital asset. The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying Common Stock. If there is a disqualifying disposition (I.E., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxable to the participant upon sale of the Common Stock as capital gain and will not result in any deduction by the Company.

    If nonqualified options are granted to a participant, there are no Federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxable to the participant upon sale of the Common Stock as capital gain and will not result in any deduction by the Company.

    A participant who is awarded a restricted stock award under the Amended 1997 Stock Option and Incentive Plan will recognize ordinary income in the taxable year in which his stock award vests, in accordance with the applicable vesting provisions determined by the Compensation Committee. A participant who is awarded an unrestricted (I.E., immediately vested) stock award under the Amended 1997 Stock Option and Incentive Plan will recognize ordinary income in the taxable year in which the unrestricted stock award is granted. The participant will be taxed on the excess of (1) the fair market value of the stock award (determined without regard to any restrictions other than a restriction which by its terms will never lapse) over (2) the amount (if any) paid for such stock. The Company will receive a tax deduction in like amount. Any appreciation in value after the stock award vests will be taxable to the participant as capital gain upon sale of the Common Stock and will not result in any deduction by the Company.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding the base compensation awarded to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers (collectively, the "Named Executive Officers") whose base salary, on an annualized basis, exceeded $100,000 during the fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                           ---------------------------------   --------------------------
                                                                     OTHER      RESTRICTED     LONG TERM
NAME AND PRINCIPAL POSITION       YEAR      SALARY    BONUSES(1)   ANNUAL(2)   STOCK AWARDS   OPTIONS (3)   ALL OTHER
---------------------------     --------   --------   ----------   ---------   ------------   -----------   ---------
Stephen L. Green..............    2001     $400,000    $400,000      -0-           -0-          300,000     $ -0-
  Chairman of the Board,          2000     $350,000    $325,000      -0-           -0-          300,000       -0-
  Chief Executive Officer         1999     $250,000    $325,000      -0-           -0-          300,000       -0-

Marc Holliday.................    2001     $400,000    $850,000    $275,850    $2,776,200(4)     -0-        $  1,700
  President                       2000     $300,000    $100,000    $133,047        -0-           40,000     $300,000
                                  1999     $300,000    $100,000      -0-           -0-          100,000       -0-

Michael W. Reid...............    2001     $350,000    $150,000      N/A       $  847,800(5)     50,000       -0-
  Chief Operating Officer         2000       N/A         N/A         N/A           N/A           N/A          N/A
                                  1999       N/A         N/A         N/A           N/A           N/A          N/A

Gerald T. Nocera..............    2001     $300,000    $250,000    $ 50,400        -0-           -0-        $  1,700
  Director of Real Estate         2000     $200,000    $125,000    $ 38,531        -0-           30,000       -0-
                                  1999     $175,000    $125,000      -0-       $  648,750(6)     -0-          -0-

Thomas E. Wirth...............    2001     $190,000    $150,000    $ 37,296    $  439,500(7)     -0-        $  1,600
  Chief Financial Officer         2000     $175,000    $ 50,000    $ 28,721        -0-           30,000       -0-
                                  1999     $175,000    $ 50,000      -0-       $  216,250(8)     -0-          -0-

------------------------

(1) In September 2000, the Company's preferred equity interest in 1370 Avenue of the Americas was redeemed and the Company recognized a gain of $8.6 million. As a result of the sale, a $2.8 million compensation award was granted to certain members of management. This award is being paid out over a three-year period solely at the option of the Company beginning in 2001. In 2001, Marc Holliday, Gerard Nocera and Thomas E. Wirth received $650,000, $125,000 and $50,000, respectively, pursuant to this compensation award.

(2) Represents the full amount of cash payments made with respect to tax payments due on the restricted stock awards that vested during that year.

(3) As of December 31, 2001, options to purchase a total of 2,598,066 shares of Common Stock have been granted to directors and employees of the Company, including options to purchase 1,737,000 shares of Common Stock granted to the Named Executive Officers.

(4) Represents the full value of the restricted stock award made in 2001 pursuant to this officer's employment agreement, which award vests as follows: 30,000 shares on July 17, 2004, 30,000 shares on July 17, 2005, 30,000 shares on July 17, 2006 and 15,000 shares on July 17, 2007, subject to specified Company performance measures. See "--Employment and Noncompetition Agreements" below.

(5) Represents the full value of the restricted stock award made in 2001 pursuant to this officer's employment agreement, which award vests as follows: 33 1/3% on each of the first three anniversaries of the date of the employment agreement, subject to specified Company performance measures. See "--Employment and Noncompetition Agreements" below.

(6) Represents the full value of the restricted stock award made to this officer in 1999, which award vests as follows: 15% on each of the first three anniversaries of the date of the award, 20% on the fourth anniversary and 35% of the award on the fifth anniversary, subject to specified Company performance measures.

(7) Represents the full value of the restricted stock award made in 2001 pursuant to this officer's employment agreement, which award vests as follows: 15% on each of the first two anniversaries of the date of the employment agreement and 70% on the third anniversary, subject to specified Company performance measures. See "--Employment and Noncompetition Agreements" below.

(8) Represents the full value of the restricted stock award made to this officer in 1999, which award vests as follows: 33 1/3% on each of the first three anniversaries of the date of the award, subject to specified Company performance measures.

    The following table sets forth the options granted with respect to the fiscal year ended December 31, 2001 to the Company's Named Executive Officers.

                                                          OPTION GRANTS IN FISCAL YEAR 2001
                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                 NUMBER OF     PERCENT OF     EXERCISE                         ANNUAL RATES OF SHARE
                                SECURITIES    TOTAL OPTIONS   PRICE PER                        PRICE APPRECIATION FOR
                                UNDERLYING     GRANTED TO     SHARE OF                            OPTION TERM (3)
                                  OPTIONS     EMPLOYEES IN     COMMON                         ------------------------
NAME                            GRANTED(1)     FISCAL YEAR    STOCK(2)     EXPIRATION DATE        5%           10%
----                            -----------   -------------   ---------   -----------------   ----------   -----------
Stephen L. Green..............    300,000         53.5%        $29.53      November 9, 2011   $5,571,000(4) $14,118,964(6)

Marc Holliday.................     -0-          -0-             N/A              N/A             N/A           N/A

Michael W. Reid...............     50,000          8.9%        $27.76     February 26, 2011   $  872,906(5) $ 2,212,115(7)

Gerard T. Nocera..............     -0-          -0-             N/A              N/A             N/A           N/A

Thomas E. Wirth...............     -0-          -0-             N/A              N/A             N/A           N/A

------------------------------

(1) These options will vest in five equal annual installments (rounded to the nearest whole share) over five years.

(2) The exercise price for the options was based on the market price of the Common Stock on the date the options were granted.

(3) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), these amounts are the hypothetical gains, or "option spreads" from the exercise price, that would exist for the respective options based on assumed rates of annual compound share price appreciation of 5% and 10% from the date the options were granted over the full option term. No gain to the optionee is possible without an actual increase in the price of the Common Stock, which would benefit all stockholders.

(4) An annual compound share price appreciation of 5% from the market price of the Common Stock in effect on the date the options were granted yields a price of $48.10 per share of Common Stock.

(5) An annual compound share price appreciation of 5% from the market price of the Common Stock in effect on the date the options were granted yields a price of $45.22 per share of Common Stock.

(6) An annual compound share price appreciation of 10% from the market price of the Common Stock in effect on the date the options were granted yields a price of $76.59 per share of Common Stock.

(7) An annual compound share price appreciation of 10% from the market price of the Common Stock in effect on the date the options were granted yields a price of $72.00 per share of Common Stock.

    The following table sets forth the value of options held at the end of 2001 by the Company's Named Executive Officers. No Named Executive Officer exercised options in 2001.

                                                 NUMBER OF SHARES UNDERLYING   VALUE OF UNEXERCISED IN-
                                                   UNEXERCISED OPTIONS AT        THE-MONEY OPTIONS AT
                                                     FISCAL YEAR-END (#)        FISCAL YEAR-END ($)(1)
NAME                                              EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                             ---------------------------   -------------------------
Stephen L. Green...............................        275,001/749,999           $2,456,193/$4,039,120
Marc Holliday..................................        266,668/213,332           $1,655,527/$1,640,623
Michael W. Reid................................             -0-/50,000                   $-0-/$122,500
Gerard T. Nocera...............................          95,000/60,000             $1,037,762/$531,975
Thomas E. Wirth................................          27,000/40,000               $256,357/$286,525

------------------------

(1) The value of unexercised in-the-money options at fiscal year-end based on the fair market value for Common Stock as of December 31, 2001 of $30.71 per share.

EMPLOYMENT AND NONCOMPETITION AGREEMENTS

    Each of the Named Executive Officers has entered into an employment and noncompetition agreement with the Company.

    In general, each agreement provides for certain benefits in the event of termination of the Named Executive Officer by the Company without "Cause" or resignation by the Named Executive Officer with "Good Reason" (as such terms are defined in each agreement). Subject to certain exceptions, these benefits generally include the continued payment of the Named Executive Officer's base salary and bonus during the remaining term of the agreement, immediate or continued vesting of all equity awards as well as continued entitlement to receive other benefits conferred under the agreement for such remaining term. Under each agreement, the Named Executive Officer is entitled to certain specified benefits, including continued payment of base salary and, in some cases, bonus, in the event of his death or disability. In addition, each agreement, subject to certain exceptions, prohibits the Named Executive Officer from engaging, directly or indirectly, during the term of his employment and for a specified period following termination of employment, in certain competitive activities.

    Certain specific terms of each agreement are set forth below.

    Stephen L. Green's employment and noncompetition agreement, which was set to expire in August 2000, was amended in 2000 to extend through August 20, 2002. In addition, under the 2000 amendment, Mr. Green received options to purchase 300,000 shares of Common Stock.

    Marc Holliday's amended and restated employment and noncompetition agreement, dated January 17, 2001, has a term of six (6) years, which will automatically renew for successive nine (9) month periods unless either
Mr. Holliday or the Company serves the required notice under the agreement. Pursuant to the agreement, Mr. Holliday received, among other things, a non-recourse loan from the Company in the amount of $1,000,000. The loan is forgivable upon the attainment of specified financial performance goals prior to December 31, 2006, provided that Mr. Holliday remains employed by the Company until January 17, 2007. Under the term of his original employment and noncompetition agreement, Mr. Holliday received 150,000 shares of restricted Common Stock (the "Original Restricted Stock Grant"). Subsequently, pursuant to the terms of his amended and restated employment and noncompetition agreement, Mr. Holliday received 105,000 additional shares of restricted Common Stock (the "Subsequent Restricted Stock Grant"). Prior to January 1, 2001, 45,000 shares of the Original Restricted Stock Grant vested. The remaining shares under the Original Restricted Stock Grant and the Subsequent Restricted Stock Grant vest as follows: 22,500 shares vested on July 17, 2001, 30,000 shares vest on July 17, 2002, 30,000 shares vest on July 17, 2003, 30,000 shares vest on
July 17, 2004, 30,000 shares vest on July 17, 2005, 30,000 shares vest on
July 17, 2006, and the remaining 37,500 shares vesting on January 17, 2007. However, the vesting of the Original Restricted Stock Grant and the Subsequent

Restricted Stock Grant is further conditioned upon the attainment of specified financial performance goals during the vesting period. Pursuant to the agreement, Mr. Holliday is also entitled to cash payments from the Company with respect to tax payments due on the portion of the Original Restricted Stock Grant and the Subsequent Restricted Stock Grant that vests each year.

    Michael W. Reid entered into an employment and noncompetition agreement with the Company on February 26, 2001. The term of the agreement is three (3) years, which term does not renew automatically, but will be extended unless six month advance notice of termination is given. Pursuant to the agreement, Mr. Reid received, among other benefits, options to purchase 50,000 shares of Common Stock, which options vest equally over a five year period, and 30,000 shares of restricted Common Stock (the "Reid Restricted Stock"). The Reid Restricted Stock vests equally over three years, provided that the vesting is further conditioned upon the attainment of specified financial performance goals during the vesting period. Pursuant to the agreement, Mr. Reid is also entitled to cash payments from the Company with respect to tax payments due on the portions of the Reid Restricted Stock that vests each year.

    Gerard T. Nocera entered into an amended and restated employment and noncompetition agreement with the Company on September 30, 1998. The agreement provided for an original three-year term that expired on October 1, 2001 and automatic renewal for additional one-year terms (each, a "Renewal Term") unless notice of non-renewal is given at least six (6) months prior to the expiration of such Renewal Term.

    Thomas E. Wirth entered into an employment and noncompetition agreement with the Company on August 23, 2001. The term of the agreement is three (3) years starting September 1, 2001, which term does not renew automatically, but will be extended unless six month advance notice of termination is given. Pursuant to the agreement, Mr. Wirth received, among other benefits, 15,000 shares of restricted Common Stock (the "Wirth Restricted Stock"). The Wirth Restricted Stock vests over three years, with 15% vesting the first and second years and the remaining 70% vesting the third year, provided that the vesting is further conditioned upon the attainment of specified financial performance goals during the vesting period. Pursuant to the agreement, Mr. Wirth is also entitled to cash payments from the Company with respect to tax payments due on the portions of the Wirth Restricted Stock that vests each year.

REPORT ON EXECUTIVE COMPENSATION

    THE FOLLOWING IS A REPORT BY THE COMPANY'S COMPENSATION COMMITTEE REGARDING THE COMPANY'S EXECUTIVE COMPENSATION OBJECTIVES, EXECUTIVE COMPENSATION PROGRAM AND THE COMPENSATION OF THE COMPANY'S CHIEF EXECUTIVE OFFICER.

    EXECUTIVE COMPENSATION OBJECTIVE. The objective of the Company's executive compensation program is to attract, retain and motivate talented executives that will maximize stockholder value. In order to achieve this objective, in addition to annual base salaries, the executive compensation program utilizes a combination of long-term incentives through equity-based compensation and annual incentives through cash bonuses. The program is intended to align the interests of executives with those of the Company's stockholders by linking a portion of executive compensation directly to increases in stockholder value. The Company seeks to provide total compensation to its executive officers which is competitive with total compensation paid by REITs similar to the Company.

    PROCEEDINGS OF THE COMPENSATION COMMITTEE. The Compensation Committee determines compensation for the Company's executive officers and is comprised of the Independent Directors, John H. Alschuler, Jr., Edwin Thomas Burton, III and John S. Levy. Final compensation determinations for each fiscal year generally are made after the end of the fiscal year and after audited financial statements for such year become available. At that time, (i) base salaries for the following fiscal year are set to the extent not already dictated by the terms of existing employment agreements, (ii) cash bonuses, if any, will be determined for the past year's performance and (iii) option grants, if any, will generally be made.

    The Compensation Committee exercises independent discretion in respect of executive compensation matters. With respect to the compensation of the Named Executive Officers other than Stephen L. Green, the Compensation Committee reviews the recommendations of Stephen L. Green.

    The following is a discussion of each element of the Company's executive compensation:

    ANNUAL BASE SALARY. Base salaries for each of the Named Executive Officers are the subject of the employment agreement between the Company and such Named Executive Officer. Except with respect to Stephen L. Green's employment agreement, each Named Executive Officer's employment agreement provides that such officer's base salary will be reviewed no less frequently than annually.

    ANNUAL INCENTIVES. Annual incentives are provided in the form of cash bonuses to be paid if certain performance objectives are achieved. In the future, the Compensation Committee may award cash bonuses based primarily upon the Company's Funds from Operations for past periods. Cash bonuses will also be subject to adjustment based upon the Compensation Committee's evaluation of an executive's personal performance. In addition, Marc Holliday's employment agreement requires that Mr. Holliday be awarded a minimum annual cash bonus of $200,000, Michael W. Reid's employment agreement requires that Mr. Reid be awarded a minimum annual cash bonus of $150,000, and Thomas E. Wirth's employment agreement requires that Mr. Wirth be awarded a minimum annual cash bonus of $100,000.

    LONG-TERM INCENTIVES. Long-term incentives are provided to executives through the grant of stock options or awards. The grant of stock options or awards are intended to align the executive's long-term objectives with those of the Company's stockholders. The Amended 1997 Stock Option and Incentive Plan is administered by the Compensation Committee, which has the discretion to determine those individuals to whom options or awards will be granted, the number of shares subject to options or awards and other terms and conditions of the options or awards.

    2001 CHIEF EXECUTIVE OFFICER COMPENSATION. For the fiscal year ended December 31, 2001, Stephen L. Green's base salary was $400,000 as determined by the Compensation Committee. The Compensation Committee also awarded to
Mr. Green an option to purchase 300,000 shares of Common Stock and a $400,000 cash bonus. These awards were determined by the Compensation Committee substantially in accordance with the policies described above relating to all Named Executive Officers of the Company. In making such determinations, the Compensation Committee noted several factors, including the Company's achievement of a 13% increase in Funds from Operations per share in 2001 over levels achieved in 2000 and total return to stockholders of 15.9% in 2001.

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Code limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to
Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate compensation for their performance. The Company paid compensation of approximately $1,114,000 to its Named Executive Officers during 2001 which would be nondeductible under the limitations set forth in
Section 162(m).

                                          Submitted by the Compensation
                                          Committee of the Board of Directors
                                          John H. Alschuler, Jr.
                                          Edwin Thomas Burton, III
                                          John S. Levy

                            STOCK PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total stockholder return on the Common Stock from the closing price on the first day of trading of $25.00 per share to the closing price per share on the NYSE on December 31, 2001 with the cumulative total return on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Standard & Poor's REIT Composite Index (the "S&P REIT Index") for the periods specified below. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the Common Stock on August 15, 1997 (the IPO purchase date), in the S&P 500 on August 15, 1997 and in the S&P REIT Index on October 31, 1997 (first day of publication for the S&P REIT Index) and
(ii) reinvestment of dividends.

                                               AUG/OCT-97 (1)    DEC-97     DEC-98     DEC-99     DEC-00     DEC-01
                                               --------------   --------   --------   --------   --------   --------
SL Green.....................................      100.00        105.81      93.62     100.88     137.74     159.07
S&P 500......................................      100.00        108.42     139.40     168.73     153.38     135.16
S&P REIT Index...............................      100.00        104.00      83.54      72.99      87.21      92.62

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                AUG/OCT-97 (1)  DEC-97  DEC-98  DEC-99  DEC-00  DEC-01
SL Green                   100  105.81   93.62  100.88  137.74  159.07
S&P 500                    100  108.42   139.4  168.73  153.38  135.16
S&P REIT INDEX             100     104   83.54   72.99   87.21   92.62

         SOURCE FOR S&P 500 AND S&P REIT INDEX DATA: STANDARD & POOR'S

------------------------

(1) Assumes (i) an initial investment of $100 in the Company's Common Stock on August 15, 1997 (the IPO purchase date), in the S&P 500 on August 15, 1997 and in the S&P REIT Index on October 31, 1997 (first day of publication of the S&P REIT Index) and (ii) reinvestment of dividends.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth the beneficial ownership of Common Stock, as of March 19, 2002, for (i) each stockholder of the Company holding more than a 5% beneficial interest in the Company, (ii) each of the Named Executive Officers of the Company who is not a director of the Company and (iii) the directors and executive officers of the Company as a group. Stock ownership of the directors of the Company appears under the heading "Information Regarding the Nominees and the Continuing Directors" in this Proxy Statement.

                                                               AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP OF   PERCENT OF
NAME                                                              COMMON STOCK(1)       TOTAL (2)
----                                                          -----------------------   ----------
Michael W. Reid (3).........................................            40,000             *
Gerard T. Nocera (3)........................................           159,088             *
Thomas E. Wirth (3).........................................            52,000             *
Cohen & Steers Capital Management, Inc.(4)..................         3,939,490             13.1%
Lend Lease Real Estate Investments, Inc. (5)................         1,705,150              5.7%
All directors and executive officers as a group (9
  persons)..................................................         3,733,020             12.4%

------------------------

*   Less than 1% of class.

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that such person has the right to acquire pursuant to the exercise of stock options exercisable within sixty days or the redemption of Units (assuming the Company elects to issue Common Stock rather than pay cash upon such redemption). Units are exchangeable for cash or, at the option of the Company, on a one-for-one basis for shares of Common Stock, subject to certain limitations.

(2) As of March 19, 2002, 30,034,439 shares of Common Stock were outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by each person, any share of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days or pursuant to the redemption of Units (assuming the Company elects to issue Common Stock rather than pay cash upon redemption) is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) The business address for this stockholder is 420 Lexington Avenue, New York, New York 10170.

(4) The business address for this stockholder is 757 Third Avenue, New York, New York 10017. Pursuant to a Schedule 13G filed with the Commission, as of December 31, 2001, this stockholder may have direct or indirect voting and/or investment discretion over these shares of Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. This stockholder is reporting the combined holdings of the entities for the purpose of administrative convenience.

(5) The business address for this stockholder is 1995 University Avenue, Suite 550, Berkeley, CA 94704. Pursuant to a Schedule 13G filed with the Commission, as of December 31, 2001, this stockholder may have direct or indirect voting and/or investment discretion over these shares of Common Stock which are held for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. This stockholder is reporting the combined holdings of the entities for the purpose of administrative convenience.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Holders"), to file reports of ownership and changes in ownership with the Commission and the NYSE. Officers, directors and 10% Holders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and the 10% Holders were satisfied, except that John H. Alschuler, Jr., a director of the Company, reported on a Form 5 the sale of 1,160 shares of Common Stock, which should have been reported on a Form 4 in January 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CLEANING SERVICES

    First Quality Maintenance, L.P. ("First Quality") provides cleaning, extermination and related services with respect to certain of the properties owned by the Company. First Quality is owned by Gary Green, a son of Stephen L. Green, Chairman of the Board and Chief Executive Officer of the Company. First Quality also provides additional services directly to tenants on a separately negotiated basis. The aggregate amount of fees paid by the Company to First Quality for services provided (excluding services provided directly to tenants) was approximately $2,843,000 in 1999, $2,837,000 in 2000 and $3,591,000 in 2001.
In addition, First Quality has the non-exclusive opportunity to provide cleaning and related services to individual tenants at the Company's properties on a basis separately negotiated with any tenant seeking such additional services. First Quality leases 3,740 square feet of space at 70 West 36th Street pursuant to a lease that expires on December 31, 2005 and provides for annual rental payments of approximately $94,917.

LEASES

    Nancy Peck and Company ("NP&C") leases 2,013 square feet of space at 420 Lexington Avenue, New York, New York 10170 pursuant to a lease that expires on June 30, 2005 and provides for annual rental payments of approximately $61,753. NP&C is owned by Nancy Peck, the wife of Stephen L. Green.

SECURITY SERVICES

    Classic Security LLC ("Classic Security") provides security services with respect to certain properties owned by the Company. Classic Security is owned by Gary Green, a son of Stephen L. Green. The aggregate amount of fees paid by the Company for such services was approximately $1,864,000 in 1999, $1,807,000 in 2000 and $2,214,000 in 2001.

BROKERAGE SERVICES

    Sonnenblick-Goldman Company, a nationally recognized real estate investment banking firm ("Sonnenblick"), provided mortgage brokerage services with respect to securing approximately $205,000,000 of first mortgage financing for 100 Park Avenue in 2000 and 1250 Broadway in 2001. Morton Holliday, the father of Marc Holliday, was a Managing Director of Sonnenblick at the time of the financings. The fees paid by the Company to Sonnenblick for such services were approximately $358,000 in 2000 and $319,000 in 2001.

MANAGEMENT FEES

    S.L. Green Management Corp. (the "Management Corp.") receives property management fees from certain entities in which Stephen L. Green owns an interest. The aggregate amount of fees paid to the Management Corp. from such entities was approximately $171,000 in 1999, $209,000 in 2000 and $212,000 in 2001.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

    The Company will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses. In addition, the Company intends to utilize the proxy solicitation services of Morrow & Co., Inc. at an aggregate estimated cost of $4,500 plus out-of-pocket expenses.

STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 2003 annual meeting of stockholders must be received by the Secretary of the Company no later than November 27, 2002 in order to be considered for inclusion in the Company's proxy statement relating to the 2003 meeting pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8").

    For a proposal of a stockholder to be presented at the Company's 2003 annual meeting of stockholders, other than a stockholder proposal included in the Company's proxy statement pursuant to Rule 14a-8, it must be received at the principal executive offices of the Company after November 15, 2002 and on or before February 28, 2003, unless the 2003 annual meeting of stockholders is scheduled to take place before May 14, 2003. The Company's Bylaws provide that any stockholder wishing to nominate a director or have a stockholder proposal, other than a stockholder proposal included in the Company's proxy statement pursuant to Rule 14a-8, considered at an annual meeting must provide written notice of such nomination or proposal and appropriate supporting documentation, as set forth in the Bylaws, to the Company at its principal executive offices not less than 75 days nor more than 180 days prior to the anniversary of the immediately preceding annual meeting of stockholders (the "Anniversary Date"); provided, however, that in the event that the annual meeting is scheduled to be held more than seven calendar days prior, or more than 60 days subsequent, to the Anniversary Date, such nominations or proposals must be delivered to the Company not earlier than the 180th day prior to such meeting and not later than the later of the 75th day prior to such annual meeting or the twentieth day following the earlier of the day on which public announcement of the meeting is first made or notice of the meeting is mailed to stockholders. Any such proposal should be mailed to: SL Green Realty Corp., 420 Lexington Avenue, New York, New York 10170-1881, Attn: Andrew S. Levine, Secretary.

OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                          By Order of the Board of Directors

                                          [LOGO]

                                          Andrew S. Levine
                                          Secretary

New York, New York
March 27, 2002

                                                                      APPENDIX A

                             SL GREEN REALTY CORP.
                  AMENDED 1997 STOCK OPTION AND INCENTIVE PLAN

ARTICLE 1. GENERAL

    1.1. PURPOSE. The purpose of the SL Green Realty Corp. Amended 1997 Stock Option and Incentive Plan (the "Plan"), amended as of March, 2002, is to provide for certain officers, directors, consultants and key employees, as defined in
Section 1.3, of SL Green Realty Corp. (the "Company") and its Affiliates (as defined below) an equity-based incentive to maintain and enhance the performance and profitability of the Company. It is the further purpose of this Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    1.2.  ADMINISTRATION.

    (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors, or by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Act")) and "outside directors" (within the meaning of Code Section 162(m)); however, the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

    (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan Agreements, as defined in Section 1.7 of the Plan, executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

    (c) The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive on all persons.

    (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

    (e) The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to awards, including, without limitation, the granting of awards to individuals who are not subject to the reporting and other provisions of
Section 16 of the Act or "covered employees" within the meaning of
Section 162(m) of the Code; provided, however, that the Committee may not delegate its authority and duties with respect to awards that have been, or will be, granted to the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or President or any Executive Vice President of the Company. Any such delegation by the Committee may, in the sole discretion of the Committee, include a limitation as to the amount of awards that may be awarded during the period of the delegation and may contain guidelines as to the determination of the option exercise price, or price of other awards and the vesting criteria. In the absence of the Committee specifically limiting the amount of awards that may be awarded during the period of the delegation, such delegation shall be deemed to be limited to the granting of awards covering no more than 200,000 shares of Common Stock per year. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate that were consistent with the terms of the Plan.

    (f) The Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case, the term Committee as used herein shall be deemed to mean the Board.

    1.3.  PERSONS ELIGIBLE FOR AWARDS.

    Awards under the Plan may be made to such officers, directors, consultants and key employees ("key personnel") of the Company or its Affiliates as the Committee shall from time to time in its sole discretion select; provided, however, that ISOs (as defined below) may only be granted to employees of the Company or its Affiliates; and further, provided, that awards to any director who is not an employee of the Company or an Affiliate (an "Independent Director") may only be granted pursuant to the provisions of Article 5 of the Plan.

    1.4.  TYPES OF AWARDS UNDER PLAN.

    (a) Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) restricted stock awards, and (iii) unrestricted stock awards, all as more fully set forth in Articles 2 and 3 of the Plan.

    (b) Options granted under the Plan may be either (i) "nonqualified" stock options ("NQSOs") or (ii) options intended to qualify for incentive stock option treatment described in Code Section 422 ("ISOs").

    (c) All options when granted are intended to be NQSOs, unless the applicable Plan Agreement explicitly states that the option is intended to be an ISO. If an option is intended to be an ISO, and if for any reason such option (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a NQSO appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to NQSOs.

    1.5.  SHARES AVAILABLE FOR AWARDS.

    (a) Subject to Section 4.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which awards may be granted under the Plan shall equal the remainder (if any) of 5,725,000 shares of Common Stock, minus the sum of (i) the number of shares of Common Stock subject to outstanding awards (including, without limitation, unexercised or unvested options and restricted stock awards subject to forfeiture restrictions which have not lapsed), (ii) the number of shares of Common Stock in respect of which options have been exercised, (iii) the number of shares of Common Stock issued subject to forfeiture restrictions which have lapsed, and (iv) the number of shares of Common Stock issued without any restrictions.

    In accordance with (and without limitation upon) the preceding sentence, awards may be granted in respect of shares of Common Stock covered by previously granted awards that have expired, terminated or been cancelled or forfeited for any reason whatsoever (other than by reason of exercise or vesting).

    (b) Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock, or shares of Common Stock purchased on the open market or from shareholders of the Company for such purpose.

    (c) In any year, a person eligible for awards under the Plan may not be granted awards under the Plan covering a total of more than 700,000 shares of Common Stock.

    1.6.  DEFINITIONS OF CERTAIN TERMS.

    (a) The term "Affiliate" as used herein means SL Green Operating Partnership, L.P., S.L. Green Management Corp., eEmerge Inc. and SL Green Management LLC, and any person or entity as subsequently approved by the Board which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

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    (b)  The term "Cause" shall have the meaning set forth in a person's employment or consulting agreement or in the absence of such an agreement or if such term is not defined in such agreement shall mean a finding by the Committee that the recipient of an award under the Plan has (i) engaged in conduct which is a felony under the laws of the United States or any state or political subdivision thereof; (ii) engaged in conduct constituting breach of fiduciary duty, gross negligence or willful misconduct relating to the Company, fraud or dishonesty or willful or material misrepresentation relating to the business of the Company, or (iii) failed to substantially perform grantee's duties to the Company more than 15 days after receiving notice of such failure from the Company, which notice specifically identifies the manner in which he has failed so to perform.

    (c) The term "Common Stock" as used herein means the shares of common stock of the Company as constituted on the effective date of the Plan, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

    (d) The "fair market value" (or "FMV") as of any date and in respect of any share of Common Stock shall be:

       (i) if the Common Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Common Stock as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the Common Stock shall have occurred on such date, on the immediately preceding date on which there was such a reported sale; or

       (ii) the Common Stock is not so listed but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the Common Stock on such exchange or NASDAQ/NMS, as the case may be, on which the largest number of shares of Common Stock have been traded in the aggregate on the preceding twenty trading days, or if no such reported sale of the Stock shall have occurred on such date on such exchange or NASDAQ/NMS, as the case may be, on the immediately preceding date on which there was such a reported sale on such exchange or NASDAQ/NMS, as the case may be; or

       (iii) if the Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the immediately preceding date for which such prices were so reported.

    1.7.  AGREEMENTS EVIDENCING AWARDS.

    (a) Options and restricted stock awards granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan Agreements."

    (b) Each Plan Agreement shall set forth the number of shares of Common Stock subject to the award granted thereby.

    (c) Each Plan Agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

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    (d)  Each Plan Agreement with respect to the granting of a restricted stock award shall set forth the restrictions subject to which the restricted stock award is being made, and the terms and conditions upon which such restrictions shall lapse.

    (e) Any terms and conditions related to awards granted pursuant to the Plan set forth in an employment or consulting agreement shall be deemed incorporated into a Plan Agreement as if set forth therein. Unless otherwise set forth in a Plan Agreement, in the event of any inconsistency between the original Plan Agreement and the terms of an employment or consulting agreement, the terms of the employment or consulting agreement shall control.

ARTICLE 2. STOCK OPTIONS

    2.1.  OPTION AWARDS.

    (a) GRANT OF STOCK OPTIONS. The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

    (b) DIVIDEND EQUIVALENT RIGHTS. To the extent expressly provided by the Committee in the Plan Agreement, each NQSO granted under this Section 2.1 shall also generate Dividend Equivalent Rights ("DERs"), which shall entitle the grantee to receive an additional share of Common Stock for each DER received upon the exercise of the NQSO, at no additional cost, based on the formula set forth herein. As of the last business day of each calendar quarter, the amount of dividends paid by the Company on each share of Common Stock with respect to that quarter shall be divided by the FMV per share to determine the actual number of DERs accruing on each share subject to the NQSO. Such amount of DERs shall be multiplied by the number of shares covered by the NQSO to determine the number of DERs which accrued during such quarter.

    FOR EXAMPLE. Assume that a grantee holds a NQSO to purchase 600 shares of Common Stock. Further assume that the dividend per share for the first quarter was $0.10, and that the FMV per share on the last business day of the first quarter was $20. Therefore, .005 DER would accrue per share for that quarter and such grantee would receive three DERs for that quarter (600 X .005). For purposes of determining how many DERs would accrue during the second quarter, the NQSO would be considered to be for 603 shares of Common Stock.

    2.2.  EXERCISABILITY OF OPTIONS.  Subject to the other provisions of the
Plan:

    (a) EXERCISABILITY DETERMINED BY PLAN AGREEMENT. Each Plan Agreement shall set forth the period during which and the conditions subject to which the option shall be exercisable, as determined by the Committee in its discretion; provided, however, that no option shall be exercisable until the first anniversary of the option's date of grant unless the option is awarded in lieu of cash compensation or bonuses.

    (b) PARTIAL EXERCISE PERMITTED. Unless the applicable Plan Agreement otherwise provides, an option granted under the Plan may be exercised from time to time as to all or part of the full number of shares for which such option is then exercisable, in which event the DERs, if any, relating to the portion of the option being exercised shall also be exercised.

    (c)  NOTICE OF EXERCISE; EXERCISE DATE.

       (i) An option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment of the option exercise price in accordance with Section 2.4.

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
       (ii) Unless the applicable Plan Agreement otherwise provides, or the Committee in its sole discretion otherwise determines, the date of exercise of an option shall be the date the Company receives such written notice of exercise and payment of the option exercise price.

    2.3. LIMITATION ON EXERCISE. Notwithstanding any other provision of the Plan, no Plan Agreement shall permit an option to be exercisable more than 10 years after the date of grant.

    2.4.  PAYMENT OF OPTION EXERCISE PRICE.

    (a) TENDER DUE UPON NOTICE OF EXERCISE. Unless the applicable Plan Agreement otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an option shall be accompanied by payment of the full option exercise price for the shares being purchased.

    (b) MANNER OF PAYMENT. Payment of the option exercise price shall be made in any combination of the following:

       (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

       (ii) by personal check (subject to collection), which may in the Committee's discretion be deemed conditional;

       (iii) with the consent of the Committee in its sole discretion, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under
           Section 16(b) of the Act and does not require any Consent (as defined in Section 4.2); and

       (iv) with the consent of the Committee in its sole discretion, by the full recourse promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code Section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may in its sole discretion determine.

    (c) CASHLESS EXERCISE. Payment in accordance with Section 2.4(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan Agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Act and does not require any Consent (as defined in Section 4.2).

    (d) ISSUANCE OF SHARES. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 4.2, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

    2.5. DEFAULT RULES CONCERNING TERMINATION OF EMPLOYMENT OR CESSATION OF BUSINESS RELATIONSHIP. Subject to the other provisions of the Plan and unless the applicable Plan Agreement, employment agreement or consulting agreement otherwise provides:

    (a) GENERAL RULE. All options granted to a grantee shall terminate upon the grantee's termination of employment (or cessation of business relationship) for any reason except to the extent post-employment exercise of the option is permitted in accordance with this Section 2.5.

    (b) TERMINATION FOR CAUSE. All unexercised or unvested options granted to a grantee shall terminate and expire on the day a grantee's employment (or business relationship) is terminated for Cause.

    (c) REGULAR TERMINATION; LEAVE OF ABSENCE. If the grantee's employment (or business relationship) terminates for any reason other than as provided in subsection (b), (d), (e) or (g) of this Section 2.5, any awards granted to such grantee which were exercisable immediately prior to such termination of employment (or cessation of business relationship) may be exercised by the grantee until the earlier of either: (i) 90 days after the grantee's termination of employment (or cessation of business relationship) and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan Agreement; provided that the Committee may, in its sole discretion, determine such other period for exercise in the case of a grantee whose employment (or business relationship) terminates solely because the grantee's employer ceases to be an Affiliate or the grantee transfers employment with the Company's consent to a purchaser of a business disposed of by the Company. The Committee may, in its sole discretion, determine
(i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of employment (or cessation of business relationship) for purposes of the Plan and (ii) the effect, if any, of any such leave on outstanding awards under the Plan.

    (d) RETIREMENT. If a grantee's employment terminates by reason of retirement (i.e., the voluntary termination of employment by a grantee after attaining the age of 65), the options exercisable by the grantee immediately prior to the grantee's retirement shall be exercisable by the grantee until the earlier of (i) 12 months after the grantee's retirement and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan Agreement.

    (e) DISABILITY. If a grantee's employment (or business relationship) terminates by reason of disability (i.e., a termination of employment (or business relationship) as a result of incapacity due to physical or mental illness or other disability which qualifies grantee (or would qualify grantee if grantee were a participant) to receive benefits under the Company's long-term disability plan), all options granted to the grantee but not exercised before the disability of the grantee, whether or not exercisable by the grantee before the grantee's disability, shall immediately become and be exercisable by the grantee or the personal representative of the grantee until the earlier of
(i) 12 months after the grantee's termination of employment (or business relationship) and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan Agreement.

    (f) DEATH AFTER TERMINATION. If a grantee's employment (or business relationship) terminates in the manner described in subsections (c) or (d) of this Section 2.5 and the grantee dies within the period for exercise provided for therein, the options exercisable by the grantee immediately prior to the grantee's death shall be exercisable by the personal representative of the grantee's estate or by the person to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (i) 12 months after the grantee's death and (ii) the date on which such options terminate or expire in accordance with the provisions of subsections (c) or (d) of this Section 2.5.

    (g) DEATH BEFORE TERMINATION. If a grantee dies while employed by (or in a business relationship with) the Company or any Affiliate, all options granted to the grantee but not exercised before the death of the grantee, whether or not exercisable by the grantee before the grantee's death, shall immediately become and be exercisable by the personal representative of the grantee's estate or by the person to whom such options pass under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) until the earlier of (i) 12 months after the grantee's death and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this Section 2.5) and the Plan Agreement.

    (h) TRANSFER OF EMPLOYMENT/CHANGE IN STATUS. A grantee who terminates employment (or a business relationship) with the Company in order to become an employee (or consultant) with an Affiliate, or a grantee who terminates employment (or a business relationship) with an Affiliate in order to become an employee (or consultant) with the Company, or a grantee who changes status as an employee to become a consultant or director (or consultant to become an employee or director, or a director to become a consultant or employee) with either the Company or an Affiliate shall not be deemed to have terminated employment (or a business relationship) for purposes of the Plan.

    2.6. SPECIAL ISO REQUIREMENTS. In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an ISO, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code
Section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code
Section 424(a) applies. If an option granted under the Plan is intended to be an ISO, and if the grantee, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted. If the aggregate Fair Market Value of the Common Stock with respect to which ISOs first become exercisable by a grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the "Limit") taking into account the Common Stock subject to all ISOs granted by the Company that are held by the grantee, the excess will be treated as NQSOs. To determine whether the Limit is exceeded, the Fair Market Value of the Common Stock subject to options shall be determined as of the grant dates of the options. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO. A grantee who is granted an ISO shall be required to notify the Committee of any disposition of any Common Stock issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a "Disqualifying Disposition"), within ten
(10) business days after such Disqualifying Disposition.

ARTICLE 3. RESTRICTED STOCK AND UNRESTRICTED STOCK AWARDS

    3.1.  RESTRICTED STOCK AWARDS.

    (a) GRANT OF AWARDS. The Committee may grant restricted stock awards, alone or in tandem with other awards, under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine; provided, however, that the grant of any such restricted stock awards may be made only in lieu of cash compensation and bonuses. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Unless granted in lieu of a specific cash payment, no restricted stock award shall be vested until the first anniversary of the award's date of grant.

    (b) PAYMENT. Each Plan Agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine. The Committee shall have the authority to make or authorize loans to finance, or to otherwise accommodate the financing of, the acquisition or exercise of a restricted stock award.

    (c) EXPIRATION. Notwithstanding any other provision of the Plan, no Plan Agreement shall permit a restricted stock to remain subject to restrictions for more than 10 years after the date of grant. In the event the restrictions have not lapsed 10 years after the date of grant, the restricted stock award shall expire and be automatically cancelled.

    (d) FORFEITURE UPON TERMINATION OF EMPLOYMENT. Unless the applicable Plan Agreement otherwise provides or the Committee otherwise determines, (i) if a grantee's employment (or business relationship) terminates for any reason (including death or disability) before all of grantee's restricted stock awards have vested, such restricted stock awards shall terminate and expire upon such termination of employment (or cessation of business relationship), and (ii) in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefore, such unvested shares shall be returned to the Company.

    (e) ISSUANCE OF SHARES. The Committee may provide that one or more certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Plan Agreement otherwise provides, no share of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of Section 4.2, as soon as practicable after any restricted stock award shall vest, the Company shall issue or reissue to the grantee (or to the grantee's designated beneficiary in the event of the grantee's death) one or more certificates for the Common Stock represented by such restricted stock award.

    (f) GRANTEES' RIGHTS REGARDING RESTRICTED STOCK. Unless the applicable Plan Agreement otherwise provides: (i) a grantee may vote and receive dividends on restricted stock awarded under the Plan; and (ii) any stock received as a distribution with respect to a restricted stock award shall be subject to the same restrictions as such restricted stock.

    3.2. UNRESTRICTED SHARES. The Committee may issue stock under the Plan, alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine; provided, however, that the grant of any such unrestricted stock awards may be made only in lieu of cash compensation and bonuses.

ARTICLE 4. MISCELLANEOUS

    4.1.  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

    (a) PLAN AMENDMENTS. The Board may, without stockholder approval, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award and except that stockholder approval of any amendment shall be obtained to the extent required by applicable law.

    (b) AWARD MODIFICATIONS. Subject to the terms and conditions of the Plan (including Section 4.1(a)), the Committee may amend outstanding Plan Agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award, provided, however, that no amendment having a material adverse effect upon the interest of a grantee in an award shall be made without the consent of such grantee and no amendment adjusting the option exercise price per share specified in a Plan Agreement evidencing a stock option award (or cancellation and re-grant to effect a re-pricing) shall be made without approval of the Company's shareholders unless such adjustment occurs pursuant to Section 4.5.

    4.2.  RESTRICTIONS.

    (a) CONSENT REQUIREMENTS. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine not to make any payment whatsoever until Consent has been given if (i) the Committee may make any payment under the Plan in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms.

    (b) CONSENT DEFINED. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation,
(ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any Affiliate.

    4.3. NONTRANSFERABILITY. No award granted to any grantee under the Plan or under any Plan Agreement shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution. During the lifetime of the grantee, all rights with respect to any award granted to the grantee under the Plan or under any Plan Agreement shall be exercisable only by the grantee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in a Plan Agreement granting NQSOs that the grantee may transfer, without consideration for the transfer, grantee's NQSOs to members of grantee's family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Plan Agreement.

    4.4.  WITHHOLDING TAXES.

    (a) Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

    (b) Without limiting the generality of the foregoing, the Committee may in its sole discretion permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

    4.5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the maximum number of options which may be granted to any one person in any year, the number of shares of Common Stock subject to awards, the option exercise price of options theretofore granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Common Stock effected without receipt of consideration by the Company; provided that any awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated and provided further, that each ISO granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an ISO within the meaning of Code Section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

    4.6. RIGHT OF DISCHARGE RESERVED. Nothing in the Plan or in any Plan Agreement shall confer upon any person the right to continue in the employment of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the employment of such person.

    4.7. NO RIGHTS AS A STOCKHOLDER. No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate to grantee for such shares. Except as otherwise provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

    4.8.  NATURE OF PAYMENTS.

    (a) Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

    (b) No such awards and payments shall be considered special incentive payments to the grantee or, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

    (c) By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercisability or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan Agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the grant date of the award.

    4.9. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 2.7(c).

    4.10. OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

    4.11.  REORGANIZATION.

    (a) In the event (i) that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, (ii) that all or substantially all of the stock or assets of the Company are acquired by another person, (iii) of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"), or (iv) in the event that the Board shall propose that the Company enter into a Reorganization Event, then, in addition to (and without limitation upon) the right of the Committee to amend outstanding awards pursuant to Section 4.1(b), the Committee may, in its sole discretion, by written notice to a grantee, provide that grantee's options will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided that if, and to the extent that, the Committee takes such action with respect to the grantee's options not yet exercisable, the Committee shall also accelerate the dates upon which such options shall be exercisable. The Committee also may in its discretion by written notice to a grantee provide that all or some of the restrictions on any of the grantee's restricted stock awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

    (b) Whenever deemed appropriate by the Committee, the actions referred to in Section 4.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

    4.12. SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

    4.13.  EFFECTIVE DATE AND TERM OF PLAN.

    (a) The Plan shall be deemed adopted and become effective on [May 14, 2002] which is the date of the approval thereof by the shareholders of the Company.

    (b) The Plan shall terminate 10 years after the date on which it becomes effective, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreement.

    4.14. GOVERNING LAW. The Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

ARTICLE 5. STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS

    5.1. AUTOMATIC GRANT OF OPTIONS. Each Independent Director appointed or elected for the first time shall automatically be granted a NQSO to purchase 6,000 shares of Common Stock on the Independent Director's date of appointment or election which NQSO shall vest on the one year anniversary of grant. The option exercise price per share for the Common Stock covered by a NQSO granted pursuant to this Section 5.1 shall be equal to the FMV of the Common Stock on the date the NQSO is granted.

    5.2 DISCRETIONARY GRANT OF OPTIONS, RESTRICTED STOCK OR UNRESTRICTED STOCK. The Board may grant additional NQSOs or restricted stock or issue unrestricted stock to an Independent Director in such amounts and subject to such terms and conditions as the Board shall from time to time in its sole discretion determine, subject to the provisions of the Plan; provided, that unless granted in lieu of a specific cash payment, no restricted stock award shall be vested until the first anniversary of the award's date of grant, and further, provided, that unrestricted stock may only be issued in lieu of director fees. Any such grant may vary among individual Independent Directors.

    5.3. TERMINATION OF SERVICE. Subject to the other provisions of the Plan and unless the Plan Agreement, employment agreement or consulting agreement otherwise provides:

        (a) All awards granted to an Independent Director shall terminate upon the Independent Director's termination of service as a member of the Board for any reason except to the extent permitted in accordance with this
    Section 5.3.

        (b) If an Independent Director ceases to be a member of the Board other than as provided in subsection (c) of this Section 5.3, any options granted to such Independent Director which were exercisable by the Independent Director immediately prior to such termination of service may be exercised by the grantee until the earlier of: (i) twelve months after such Independent Director ceases to be a member of the Board and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this subsection (b) of Section 5.3) and the Plan Agreement. Notwithstanding the foregoing, all unexercised or unvested options granted to an Independent Director shall terminate immediately on the date on which an Independent Director ceases to be a member of the Board by reason of termination on account of any act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate.

        (c) If an Independent Director dies or becomes disabled while serving as a member of the Board, all options granted to such Independent Director but not exercised before the death or disability of such Independent Director, whether or not exercisable by the Independent Director before the Independent Director's death or disability, shall immediately become and be exercisable by the personal representative of the Independent Director's estate or by the person to whom such options pass under the Independent Director's will (or, if applicable, pursuant to the laws of descent and distribution) or in the case of disability by the Independent Director or the personal representative of the Independent Director until the earlier of: (i) twelve months after such Independent Director ceases to be a member of the Board and (ii) the date on which such options terminate or expire in accordance with the provisions of the Plan (other than this subsection
    (c) of Section 5.3) and the Plan Agreement.

        (d) If an Independent Director's service as a member of the Board terminates for any reason (including death or disability) before all of the Independent Director's restricted stock awards have vested, such restricted stock awards shall terminate and expire upon such termination of service and in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefore, such unvested shares shall be returned to the Company.

    5.4. LIMITED TO INDEPENDENT DIRECTORS. The provisions of this Article 5 and all other provisions of this Plan to the extent not inconsistent with the provisions of this Article 5 shall apply to all awards granted pursuant to this
Article 5. The provisions of this Article 5 shall apply only to awards granted to Independent Directors and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any award issued under this Plan to a participant who is not an Independent Director. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this
Article 5 shall govern the rights and obligations of the Company and Independent Directors respecting awards granted to Independent Directors.

                              SL GREEN REALTY CORP.
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10170

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2002

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Stephen L. Green and Andrew S. Levine and either of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of SL Green Realty Corp. (the "Company") held of record by the undersigned as of the close of business on March 19, 2002, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Grand Hyatt New York, Park Avenue at Grand Central, 109 East 42nd Street, New York, New York, 10:00 a.m., local time, on Tuesday, May 14, 2002, and at any adjournments or postponements thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND FOR PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                 ---------------
                     PLEASE VOTE AND SIGN ON OTHER SIDE AND        SEE REVERSE
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.          SIDE
                                                                 ---------------

/X/ Please mark your votes as in this example.

1. To elect two Class II Directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Nominees: Marc Holliday

          John S. Levy

          FOR ALL    WITHHOLD ALL   FOR ALL
          (except as marked to the contrary below)

            /_/         /_/         /_/


2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

          FOR          AGAINST          ABSTAIN

          /_/            /_/              /_/


3.       To approve the Company's Amended 1997 Stock Option and Incentive Plan.

          FOR          AGAINST          ABSTAIN

          /_/            /_/              /_/


4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.


THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT WITH RESPECT THERETO AND THE COMPANY'S 2001 ANNUAL REPORT TO STOCKHOLDERS AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

/_/  MARK HERE FOR ADDRESS
     CHANGE AND NOTE BELOW

Signature:______________Date:______       Signature:_________________Date:______
                                                     IF HELD JOINTLY

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.